Exhibit 99.1

BlackLine, Inc. Announces Proposed Private Offering of $500,000,000 of Convertible Senior Notes

LOS ANGELES, May 21, 2024 — BlackLine, Inc. (Nasdaq: BL), today announced that it intends to offer, subject to market conditions and other factors, $500,000,000 aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). BlackLine also intends to grant the initial purchaser of the notes a 13-day option to purchase up to an additional $75,000,000 aggregate principal amount of the notes.

The notes will be senior unsecured obligations of BlackLine and will accrue interest payable semiannually in arrears. The notes will mature on June 1, 2029, unless earlier converted, repurchased or redeemed. The notes will be convertible into cash, shares of BlackLine’s common stock (“common stock”) or a combination of cash and shares of BlackLine’s common stock, at BlackLine’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

BlackLine intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. BlackLine also intends to use a portion of the net proceeds from this offering for the repurchase of a portion of its outstanding 0.00% Convertible Senior Notes due 2026 (the “2026 Notes”). BlackLine intends to use the remainder of the net proceeds from this offering for working capital and other general corporate purposes, which may include capital expenditures and potential acquisitions and strategic transactions. However, it has not designated any specific uses and has no current agreements with respect to any material acquisition or strategic transaction.

In connection with the pricing of the notes, BlackLine expects to enter into capped call transactions with the initial purchaser and/or its affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to BlackLine’s common stock upon any conversion of notes and/or offset any cash payments BlackLine is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchaser exercises its option to purchase additional notes, BlackLine expects to enter into additional capped call transactions with the option counterparties.

BlackLine expects that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates may enter into various derivative transactions with respect to BlackLine’s common stock and/or purchase shares of BlackLine’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of BlackLine’s common stock or the notes at that time.

In addition, BlackLine expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to BlackLine’s common stock and/or purchasing or selling BlackLine’s common stock or other securities of BlackLine in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so (x) during any observation period related to a conversion of the notes or following any redemption or fundamental change repurchase of the notes, (y) following any other repurchase of the notes if BlackLine unwinds a corresponding portion of the capped call transactions in connection with such repurchase and (z) if BlackLine otherwise unwinds all or a portion of the capped call transactions). This activity could also cause or prevent an increase or a decrease in the market price of BlackLine’s common stock or the notes, and to the extent the activity occurs during any observation period related to a conversion of notes, this could affect the value of the consideration that a noteholder will receive upon conversion of its notes. If any capped call transactions fail to become effective, whether or not the offering of the notes is completed, the option counterparties (or their respective affiliates) may unwind their hedge positions with respect to BlackLine’s common stock, which could adversely affect the price of BlackLine’s common stock and, if the notes have been issued, the value of the notes.

BlackLine also expects in connection with the repurchase of a portion of its 2026 Notes, those holders of the 2026 Notes that sell their 2026 Notes to BlackLine may enter into or unwind various derivatives with respect to BlackLine’s common stock and/or purchase shares of BlackLine’s common stock concurrently with or shortly after the pricing of the notes. In particular, BlackLine expects that many holders of the 2026 Notes employ a convertible arbitrage strategy with respect to the 2026 Notes and have a short position with respect to BlackLine’s common stock that they would close, through purchases of BlackLine’s common stock, in connection with BlackLine’s repurchase of the 2026 Notes. This activity could increase (or reduce the size of any decrease in) the market price of BlackLine’s common stock, which may also affect the trading price of the notes at that time, and could result in a higher effective conversion price for the notes. The initial conversion price for the notes will be determined based on the last reported sale price of BlackLine’s common stock per share on the Nasdaq Global Select Market on the day of pricing of the offering.

In connection with the issuance of its 2026 Notes and its 0.125% Convertible Senior Notes due 2024 (the “2024 Notes”), BlackLine entered into capped call transactions (the “existing capped call transactions”) with certain financial institutions (the “existing capped call counterparties”). Shortly after the completion of the offering of the notes, BlackLine expects to enter into agreements with certain of the existing capped call counterparties with respect to the 2024 Notes to terminate all or a portion of the existing capped call transactions related to the 2024 Notes. If BlackLine repurchases any of the 2026 Notes, shortly after the completion of the offering of the notes, BlackLine expects to enter into agreements with certain of the existing capped call counterparties with respect to the 2026 Notes to terminate a corresponding portion of the existing capped call transactions related to the 2026 Notes. In connection with the termination of any of these transactions, BlackLine expects the existing capped call counterparties or their respective affiliates to sell shares of BlackLine’s common stock and/or unwind various derivatives with respect to BlackLine’s common stock during an unwind period following the issuance of the notes to unwind their hedge in connection with those transactions. Such activity could decrease, or reduce the size of any increase in, the market price of BlackLine’s common stock during such unwind period.

Neither the notes, nor any shares of BlackLine’s common stock potentially issuable upon conversion of the notes, have been, nor will be, registered under the Securities Act or any state securities laws and, unless so registered, such securities may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Media Contact:

Ashley Dyer

ashley.dyer@blackline.com

Investor Relations Contact:

Matt Humphries

matt.humphries@blackline.com